UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2015 (September 30, 2015)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 29, 2015, Republic Services, Inc. (the Company) issued a press release containing information about the Company’s financial results for the three and nine months ended September 30, 2015. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 8.01 Other Events
On October 29, 2015, the Company issued a press release announcing that its Board of Directors authorized the repurchase of an additional $900 million of its outstanding shares through December 31, 2017. A copy of this press release is incorporated herein by reference as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Republic Services, Inc. issued October 29, 2015 to announce the financial results for the three and nine months ended September 30, 2015.
99.2
Press release of Republic Services, Inc. issued October 29, 2015 to announce the Board of Directors' authorization of the repurchase of an additional $900 million of its outstanding shares through December 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.
Date: October 29, 2015	By:	/s/ Charles F. Serianni
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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